Tecogen®

Advanced Modular CHP Systems


InVerde

Drexel Hamilton Emerging Growth Conference

John Hatsopoulos, Co-CEO

NASDAQ: TGEN

December 1, 2016

Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934. Such statements include declarations regarding the intent, belief, or current expectations of the Company and its management. Prospective investors are cautioned that any such forward looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially and adversely affect actual results as identified from time to time in the Company's SEC filings. Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated.

Tecogen
Advanced Modular CHP Systems

Leading Manufacturer of Clean Energy Solutions

Leading provider of cost efficient, clean and reliable products for power production, heating and cooling which, through patented technology, nearly eliminate criteria pollutants and significantly reduce a customer's carbon footprint. With over 2,300 units shipped, Tecogen technology is revolutionizing distributed generation for residential, commercial, and industrial cogeneration customers in North America.


2000
2002
2004
2006
2008
2010
2012
2014
2016
Thermo sale of TECOGEN to private investor group
First (and only) engine-driven CHP module to obtain full California Electric Rule 21 certification
CEC awards TGEN Research Contract for development of new Microgrid CHP Module
Exclusive permeant magnet generator introduced
InVerde Launched
First inverter-based CHP module to obtain CE mark for EU
Ultera Emissions Reduction Technology Introduced
Ilios Dynamics Created
TGEN IPO
InVerde e+ Launched
Ultratek Emissions JV Launched
Gas Company selling agreement
TTcogen JV Quadruples Portfolio
ADGE Acquisition

Why Tecogen?

Heat, Power & Cooling that is Cheaper, Cleaner, & More Reliab

"Unregulated Utility"

Emissions Control

CHP Modules	Ilios Water Heaters	TECOCHILL	Ultera
Tecogen InVerde INV-100 e+	Ilios Ilios		
Electricity & Heat	2-3x Heat Efficiency	Cooling & Heat	Ultra-Clean Emissions

Tecogen's compelling ROI proposition meets the needs of a diverse range of customers.

Hospitality | Health Care | Education | Multi-Unit Residential | Industrial | Municipal | Recreation

Market Opportunity:

a growing company in a growing industry

Tecogen
Advanced Modular CHP Systems

- High ROI product
- Technological innovation & unmatched industry reputation
- Strong relationships with key partners
- Increasing environmental and regulatory pressures
- Resiliency concerns

Sales



- Turnkey installation
- Long term service agreements generate high margin revenue stream
- Reliable new Energy revenue stream from American DG acquired fleet
- Additional growt

Service



- >$40B potential addressable market
- Margins 35-40%
- Targeting consistent >$10M product and installation backlog
- Currently <50% manufacturing capacity utilization
- Stable operating expense profile

Growth & Margins



Tecogen
Advanced Modular CHP Systems

Clean Energy Portfolio

CM-60, CM-75 & InVerde

- Packaged natural gas engine driven CHP from 60-100kW
- Best in class electrical efficiency
- Microgrid controls and remote monitoring for seamless operation
- Produces electricity and heat with 2-5 yr. avg. payback

Ilios

- Compact natural gas or propane fueled heat pump
- Superior 200-300% efficiency saves on electricity
- Creates hot and chilled water simultaneously
- Offered in Air-Sourced, Water-Source or Split-Source options

TECOCHILL

- The only natural gas engine driven chiller on the market
- Cuts costs by 30-60% vs. standard electric cooling
- Operates with minimal demand on standby power during an emergency
- Free waste heat and clean CO_2 may be repurposed


InVerde


Ilios



Diverse Range of End Market Customers

Installed Base*



Other 11%
Recreation 4%
Health Care 9%
Education 17%
Industrial 15%
Hospitality 7%
Multi-Unit Residential 36%

Compelling value proposition across customer market segments reduces volatility from individual customer verticals

*Approximate recently installed base by end market at YE2015.

ADGE Acquisition

American DG Energy Profile (NYSE MKT: ADGE)	Combined Company Benefits
▪ On-Site Utility business model that installs, owns, and maintains natural gas powered cogeneration systems ▪ Fleet: 92 systems, 5.5MW of installed capacity, $203M approx. lifetime value of contracted revenue ▪ Backlog: 13 systems totaling 975kW of capacity with cash on hand to complete installation ▪ Deal Details: stock-for-stock transaction, 1:0.092 exchange ratio (ADGE:TGEN), expected to close first half of 2017	▪ Cost Savings – approx. $1M benefit as operational and administrative cost savings are achieved ▪ Asset Revaluation allows improved financial basis ▪ Additional technical support will further improve fleet performance and profitability ▪ Stable Revenue Base – approximately half of total combined company revenue from long-term contracted sources, making the company's revenue profile more predictable

Creates a vertically integrated clean technology company with a complete end-to-end distributed generation offering – design, manufacturing, financing, installation, and maintenance.

Emissions Innovation

Tecogen has consistently been at the forefront of environmentally friendly technological innovation. We commercialize, refine, and support these pioneering concepts over the long haul, in continuous pursuit of our mission to provide clean and efficient solutions for customer's everyday problems.

Highlights from Tecogen's history of ultra-clean emissions control innovation include:

Oct. 2016 Tecogen wins PERC research grant to develop ***Ultera* for propane fork truck market**

Sept. 2016 ULTRATEK Phase 2 testing successfully completed at AVL California Technology Center

Jun. 2016 ULTRATEK Phase 1 testing proves ***Ultera* highly effective** at automotive emissions control

Dec. 2015 **"ULTRATEK"** JV formed on advice from Emissions Advisory Committee to **develop *Ultera* for automotive applications**

Oct. 2015 First **biofuel application of an *Ultera*** ultra-clean emission retrofit kit

Oct. 2015 Emissions Advisory Committee formed to explore application of Ultera system to gasoline fueled vehicle market Feb. 2015 Application of ***Ultera*** retrofit to **commercial 130kW standby natural gas generator**

Nov. 2013 Worldwide patent granted for Tecogen's ***Ultera* low emissions technology**

Jan. 2012 Ultera made available on entire line of Tecogen's clean energy equipment

2011 Development of **Fourth-generation emissions controls** capable of meeting latest ultra-low California standards, with partial R&D sponsorship coming from CEC, Sempra Utilities, and others

2007 **Patent** granted for **controlling engine emissions**

1990 First **low-emissions units** developed for Southern California

Ultera®
Emission System

Features & Advantages

- Proven in Tecogen, Ford, GM, Caterpillar, Generac, etc.,
- Non-invasive retrofit emissions system that reduces the emission of criteria pollutants (NOx, HCs & CO) to near-zero fuel-cell equivalent levels
- Patent protected and insured
- Long-term tests and third-party verification of system efficacy
- Emissions control for gasoline powered vehicle market is a significant long term growth opportunity via ULTRATEK emissions joint venture
- Propane fork trucks under study with Propane Education & Research Council (PERC) funding

Retrofit System

	Launch Date
Tecogen CHP, Chillers, Ilios Systems	**2012**
Stationary Engines	**2014**
Natural Gas Generators	**2015**
Gasoline automotive fleets	*under study*
Propane fork trucks	*under study*
Large industrial mobile engines	*TBD*
Natural gas vehicle fleets	*TBD*

Value Proposition

The only commercially available product that is capable of beating California Air Resource Board 2007 CO and NOx standards for distributed power generation.



ULTRATEK JV:

gasoline vehicle market opportunity

Progress

✓Additional emissions-related patent awarded with several other filings still pending
✓Constructed preliminary test module
✓Contracted with AVL California Technology Center for testing
✓Phase 1 results (completed in April) on base-line vehicle platform indicate Ultera highly effective at reduction of CO and NMOG beyond currently available technologies
✓Phase 2 testing successfully completed on two smaller vehicles with an upgraded Ultera sy
✓~$12M in cash, flexibility to pursue all opportunities

AVL Testing Success: Standard Drive Cycle Results with Ultera vs. Standard Vehicle Emissions Control System

- Carbon Monoxide cut by up to an additional 90%
- Non-methane hydrocarbons (NMOG) cut by up to an additional 80%



Opportunity

- Health & Environmental Risk – ~53k early deaths in USA annually related to vehicle emissions. Transportation sector produces ~30% of all U.S. climate change emissions
- Vehicle Testing – VW emissions scandal higlights failures of current testing protocols. Near term opportunity as E.U. adopts on-road Real Driving Emissions testing
- Regulatory Impact – Planned phased-in tightening of vehicle emissions standards in USA, Europe, Japan and Korea creates

TTcogen JV:
INFINITE POTENTIAL

Features

- 50/50 Joint Venture launched in May 2016 with European CHP expert TEDOM
- Brings TEDOM packaged CHP portfolio to U.S. via Tecogen sales & service network
- Combined product portfolio serves energy needs from 35 kW – 4 MW – **quadruples addressable market** for CHP
- Flexible fuel options including natural gas, propane, renewable biogas, etc.
- First sales already announced demonstrating synergies and market opportunity

INFINITE POTENTIAL
TTcogen


TEDOM
TEDOM
TEDOM
TEDOM

Tecogen
Advanced Modular CHP Systems

Financial Metrics

Revenues, Margins, Growth

Tecogen Revenue Model & Outlook

- Three revenue streams
  - Product sales
  - Long-term service contracts **provide annuity-like revenue**
  - Turnkey Installation through Tecogen service operations
- Targeting stable book-to-bill ratio of 1-1.5x
- Deliver operating leverage from lean manufacturing initiatives
- Maintain Gross Margins 35-40%
- Quarterly Backlog >$10M
- Maintain stable trailing 4 quarter Operating Expense of ~$10M while delivering top line

	For the Quarter Ended Sept. 30, 2016	For the Quarter Ended Sept. 30, 2015	Y/Y Growth	% of Total Revenue 2016
REVENUE				
Cogeneration	2,639,713	1,493,335		39.9%
Chiller & Heat Pump	211,188	367,525		3.2%
Total Product Revenue	2,850,901	1,860,860	53%	**43.1%**
Service & Parts	2,113,295	1,921,897		31.9%
Installation Services	1,652,259	893,285		25.0%
Total Service Revenue	3,765,554	2,815,182	34%	**56.9%**
Total Revenue	**$ 6,616,455**	**$ 4,676,042**	41%	
COST OF SALES				
Products	1,715,462	1,262,480		
Services	2,126,175	1,744,631		
Total Cost of Sales	**$ 3,841,637**	**$ 3,007,111**	28%	
Gross Profit	**$ 2,774,818**	**$ 1,668,931**	66%	
Net Income (Loss)	**$ 207,868**	**$ (948,842)**		
GROSS MARGIN				
Product Gross Margin	39.8%	32.2%	24%	
Service Gross Margin	43.5%	38.0%	14%	
Gross Margin	**41.9%**	**35.7%**	18%	

Consistent Financial Progress


Revenues
Trailing 4 Quarters - in Millions
25.00
20.00
15.00
10.00
5.00
0.00
2014 Q1
2014 Q3
2015 Q1
2015 Q3
2016 Q1
2016 Q3
Products
Services


Gross Margin
Trailing 4 Quarters (%)
39.0%
37.0%
35.0%
33.0%
31.0%
29.0%
27.0%
25.0%
2014 Q1
2014 Q3
2015 Q1
2015 Q3
2016 Q1
2016 Q3


Backlog - Product and Installation Services
$ Millions
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15
Dec-15
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16


Operating Expense Trend
Trailing 4 Quarters (%)
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
2014 Q1
2014 Q3
2015 Q1
2015 Q3
2016 Q1
2016 Q3

Tecogen
Advanced Modular CHP Systems

Growth Opportunity

Core Business - Demand for CHP Systems Remain Strong

- Fundamental economics driving long term adaption of distributed generation persist (high electricity prices, low cost natural gas, grid and building resiliency concerns)
- >$40B market potential for CHP
- Sales team expansion grows markets and geographies
- TTcogen joint venture quadruples addressable market
- Technological innovation and unmatched industry reputation lend competitive advantages
- Strong relationships with key strategic partners driving repeat business

Emissions Control Opportunity - Ultera

- Upside potential from gasoline automotive emissions control development work at ULTRATEK JV
- Emissions Retrofit kits and Propane Fork Truck initiative

Tecogen at Prime Inflection Point for Growth

Q&A

NASDAQ: TGEN

Appendix

- Stock Information
- Contacts
- Meet Management
- Meet our Board
- Equipment Specs
- TTcogen Detail



Tecogen
Advanced Modular CHP Systems

Stock Information

Key Financials

Nasdaq Ticker
TGEN

Recent Stock Price	$4.35
52 Week Range	$2.46-6.50

Market Cap
~$86.8M
Shares Outstanding
~19.9M
Directors & Officers Ownership
23.1%

Balance Sheet*

Cash & Equivalents	$3.5M
Long Term Debt	$3.1M
Total Assets	$23.2M

Total Liabilities
$8.8M

Current Ratio	3.72

L.T. Debt/Equity


Ilios

Contact Information


InVerde
100

Company Information

Tecogen Inc.
45 First Avenue
Waltham, MA 02451

www.tecogen.com

A Member of the Russell Microcap® Index

Contact

Ariel Fromer Babcock, CFA
Director of Investor Relations
781.466.6413
Ariel.Babcock@tecogen.com

Management Team

John Hatsopoulos,
Co-Chief Executive Officer & Board Member

- CEO since the company's organization in 2000
- Co-Founder of Thermo Electron Corp., which is now Thermo Fisher Scientific (NYSE:TMO)
- As Thermo Electron CFO, grew company from a market capitalization of ~$100 million in 1980 to over $2.5 billion

Benjamin Locke,
Co-Chief Executive Officer

- Co-CEO since 2014, joined the company as General Manager in June of 2013.
- Prior to Tecogen, served as Director of Business Development and Governmental Affairs at Metabolix from 2001. Served as Vice President of Research at Innovative Imaging Systems prior to Metabolix.

David Garrison,
Chief Financial Officer, Secretary & Treasurer

- Chief Financial Officer since 2014.
- Over 20 years of manufacturing experience in the role of CFO. Both public and private companies from a variety of industries including medical device, defense and consumer products.

Robert Panora,
Chief Operating Officer & President

- COO and President since the Company's organization in 2000; co-CEO ULTRATEK emissions JV since Dec. 2015
- General Manager of Tecogen's Product Group since 1990 and Manager of Product Development, Engineering Manager, and Operations Manager of the Company since 1984

Board of Directors

Keith Davidson,
Director

- Company Director since 2016
- President of DE Solutions, a consulting and engineering firm serving the distributed energy markets
- Former Director of the Gas Research Institute and past President of the American Cogeneration Association
- 25 years of experience in energy and environmental technology development and implementation

Angelina Galiteva,
Director, Board Chairwoman

- Chair of the Company since 2005
- Founder and Chair of the Board for the Renewables 100 Policy Institute, a non-profit entity dedicated to the global advancement of renewable energy solutions since 2008
- Chairperson at the World Council for Renewable Energy and Board member of the Governors of the California ISO

Ahmed Ghoniem,
Director

- Company Director since 2008
- Ronald C. Crane Professor of Mechanical Engineering at MIT
- Director of the Center for 21st Century Energy and Head of Energy Science and Engineering at MIT
- Associate Fellow of the American Institute of Aeronautics and Astronautics

John Hatsopoulos,
Co-Chief Executive Officer, Director

- CEO and Director since the Company's organization in 2000
- Co-Founder for Thermo Electron Corp., now Thermo Fisher Scientific (NYSE: TMO)
- As Thermo Electron CFO, grew company from a market capitalization of ~$100 million in 1980 to over $2.5 billion

Charles Maxwell,
Director, Chair of Audit Committee

- Company Director since 2001
- 40 years of energy sector specific experience with major oil companies and investment banking firms
- Former Senior Energy Analyst with Weeden & Co.
- Board Chairman of American DG Energy, Inc.

Tecogen
Advanced Modular CHP Systems

Combined Heat & Power:

Energy Savings with the Benefit of Back-Up Power

Features

- 2-5 year equipment payback
- Best in class electrical efficiency
- DC input for seamless integration with battery or renewable installations
- Unique micro-grid system allowing for full operation during blackouts as well as Demand Response operation (redundancy)
- Remote monitoring and long term servicing
- Modular installation allows deployment from 100kW up
- The only inverter-based CHP unit that meets NFPA's Type 10 Emergency Power Supply System rapid blackstart standard

$ (000s) / yr	Competitor 65 kW Microturbine	Competitor 200 kW Fuel Cell	Tecogen InVerde
Revenue Energy Delivered	$87	$207	$137
Recurring Costs Fuel/Maintenance	$60	$161	$86
Installed Cost	$162	$1,264	$219
Simple Payback (Years)	6.03	27.50	4.24
Black Start operation control	Batteries ($ not included)	Batteries ($ not included)	Standard

Source: EPA Catalog of CHP Technologi


InVerde
100

Target Customer

Multi-Unit Residential, Hotels, Hospitals, Schools, Athletic Clubs, Industrial applications where commercial electric rates >$0.12/kWh

Tecogen
Advanced Modular CHP Systems

Ilios® High Efficiency Water Heating:
The World's Most Efficient Water Heater

Features

- 2-3x the efficiency of a conventional boiler
- Displaces expensive boiler use producing both hot water and cooling capabilities while significantly reducing electric use and providing immense carbon savings
- Newly introduced Water Source Unit Gaining Traction - Ideal for manufacturing, industrial sites
- Compact modular installation
- Competitive pricing and improving product margins (fixed cost leverage as sales increase)

$ (000s) / yr	Competitor Std. Boiler & Electric Chiller	Competitor Electric Heat Pump	Ilios WS Heat Pump
Operation Cost	$36	$23	$10
Maintenance	$1	$0	$4
Total Cost	$ 37	$23	$14



Ilios
Ilios

Target Customer

Any facility with a simultaneous need for heating and cooling – including Food & Beverage Processing, Nursing Homes, Spas, Apartment Complexes, etc.

Tecogen
Advanced Modular CHP Systems

TECOCHILL®:
Cooling Powered by Natural Gas

Features

- The leading natural gas engine driven chiller available
- Significant savings over electric chillers – cut costs by 30-60% vs. standard electric cooling systems
- Installation & Operation well known – making TECOHILL an excellent "gateway" product for new markets -Same maintenance & operation as electric chillers
- Remote monitoring and control maximizes operating efficiency and provides for seamless maintenance
- Widely deployed – USA, Canada, Mexico, International

$ (000s) / yr	Competitor Std. Efficiency Electric Chiller	Competitor High Efficiency Electric Chiller	Tecochill (2 x 400)
Electricity	$144	$93	$36
Peak Demand Charge	$94	$94	$16
Maintenance	$22	$22	$40
Gas	$ 0	$0	$16
Total Cost	$ 260		

Assumes install costs same for all



Target Customer

Ideal for retrofit or replacement of legacy cooling machinery in schools, hospitals, nursing homes, ice rinks, industrial facilities, hotels, apartments/condos, etc.

TTcogen:
Infinite Potential

On-Site CHP Potential Capacity



TTcogen
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
50-500 kW
500kW - 1 MW
1 - 5 MW
5 - 20 MW
>20 MW
Tecogen
Advanced Modular CHP Systems

U.S. Market Projection

- DOE CHP U.S. market potential capacity for on-site Industrial and Commercial CHP addressable market ~85 GW.
- TTcogen portfolio offers CHP solutions that meet ~60% of total CHP market potential vs. just ~20% of CHP market served by Tecogen.
- Assuming 2020 U.S. target CHP deployment of 40 GW is met – TTcogen addressable market is ~20-25 GW over the next 4 years.
- Conservative 10% market share target equates to ~$12B sales potential.

Taken from U.S. DOE CHP Deployment Program, 2016: "Total U.S. CHP Technical Potential Across All Facility Types" March 201
Totals represent estimated potential capacity for both on-site industrial and commercial CHP installations in the U.S.

Tecogen
Advanced Modular CHP Systems

Revolutionizing Cogeneration


Ilios
Ilios


Tecogen
InVerde
INV-100 e+




TEDOM
TEDOM


TEDOM


TEDOM
TEDOM